UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 18, 2013

SEALY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08738	36-3284147
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

Sealy Drive, One Office Parkway Trinity, North Carolina 27370

(Address of Principal Executive Offices, including Zip Code)

(336) 861-3500

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Introductory Note

On March 18, 2013, Sealy Corporation (the “Company”) completed its merger (“merger”) with Silver Lightning Merger Company (“Merger Sub”), a wholly owned subsidiary of Tempur-Pedic International Inc. (“Tempur-Pedic”), pursuant to an Agreement and Plan of Merger, dated as of September 26, 2012, by and among Tempur-Pedic, Merger Sub and the Company. As a result of the merger, the Company became a wholly owned subsidiary of Tempur-Pedic.

Item 1.01.	Entry into a Material Definitive Agreement.

Supplemental Indenture for 6.875% Senior Notes due 2020 of Tempur-Pedic and related Registration Rights Agreement

On March 18, 2013, Tempur-Pedic, the Company, certain domestic subsidiaries of the Company, and The Bank of New York Mellon Trust Company, N.A., as Trustee, entered into a Supplemental Indenture for Tempur-Pedic’s 6.875% Senior Notes due 2020 (the “6.875% Notes”) issued in December 2012 to finance the acquisition of the Company. Pursuant to the Supplemental Indenture for the 6.875% Notes, the Company and certain of its domestic subsidiaries agreed to guarantee Tempur-Pedic’s obligations under the 6.875% Notes and the indenture governing the 6.875% Notes in connection with the closing of the merger. The description of Indenture governing the 6.875% Notes included in Tempur-Pedic’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 19, 2012 is incorporated herein by reference. Copies of the Supplemental Indenture and Indenture for the 6.875% Notes are attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated by reference in this Item 1.01.

In connection with the execution of the Supplemental Indenture for the 6.875% Notes, the Company and certain of its domestic subsidiaries executed a joinder, as Guarantors, to that certain Registration Rights Agreement, dated as of December 19, 2012, by and among, Tempur-Pedic, certain of its subsidiaries as guarantors, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the representative of the Initial Purchasers, dated as of December 19, 2012. The description of Registration Rights Agreement included in Tempur-Pedic’s Current Report on Form 8-K filed with the SEC on December 19, 2012 is incorporated herein by reference. A copy of the Registration Rights Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference in this Item 1.01.

Second Supplemental Indenture and Third Supplemental Indenture for 8% Senior Secured Third Lien Convertible Notes due 2016 of the Company

On March 18, 2013, Sealy Mattress Company (“Sealy Mattress”), the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, entered into a Second Supplemental Indenture and the Company and the Trustee entered into a Third Supplemental Indenture with respect to the 8% Senior Secured Third Lien Convertible Notes due 2016 of Sealy Mattress and the Company (the “Sealy Convertible Notes”).

Pursuant to the terms of the Second Supplemental Indenture for the Sealy Convertible Notes, all material negative covenants (apart from the lien covenant and related collateral requirements) have been eliminated from the Supplemental Indenture governing the Sealy Convertible Notes, as well as certain events of default and certain other provisions. As a result, going forward the holders of the Sealy Convertible Notes are only entitled to the benefit of a limited number of covenants and events of defaults. The covenants deleted include: Sections 5.04 (Corporate Existence), 5.05 (Payment of Taxes), 5.06 (Maintenance of Properties), 5.07 (Insurance), 5.08(b) (Statement by Officers as to Default), 5.09 (Reports and other Information), 5.10 (Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock), 5.12 (Limitations on Transactions with Affiliates), 5.13 (Limitations on Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries) and 5.14 (Limitation on Guarantees of Indebtedness by Restricted Subsidiaries) and certain provisions in Section 8.01 limiting the Company’s ability to enter into additional mergers. As a result of the deletion of these covenants and the deletion of certain events of default, the holders of the Sealy Convertible Notes will have the benefit of very limited covenants, and the Company and its guarantor subsidiaries will have no restrictions under the indenture regarding their ability to enter into a wide variety of transactions, including the incurrence of additional debt, payment of cash dividends or other cash distributions to Tempur-Pedic, or their ability to enter into transactions with Tempur-Pedic or other affiliates on terms that may be materially adverse to the holders of the Sealy Convertible Notes. In addition, holders of the Sealy Convertible Notes will no longer have any right to receive ongoing financial reporting under the indenture regarding the Company and the guarantor subsidiaries. In addition, Tempur-Pedic and its non-Sealy subsidiaries will not provide any guarantees of any obligations with respect to the Sealy Convertible Notes.

The Company also expects that the Sealy Convertible Notes will be delisted from the New York Stock Exchange shortly after the merger closing and that the registration of the Sealy Convertible Notes under the Securities Exchange Act of 1934, as amended, will be terminated shortly after closing of the merger. KKR and its affiliates have agreed to convert approximately $123.5 million in Accreted Principal Amount of Sealy Convertible Notes immediately after the closing of the merger, representing approximately 54% of the outstanding Sealy Convertible Notes. All of the foregoing could have a material adverse impact on the trading market and liquidity of the Sealy Convertible Notes.

Pursuant to the terms of the Third Supplemental Indenture for the Sealy Convertible Notes, the Sealy Convertible Notes are now convertible only into cash, in an amount that adjusts during the Make-Whole Period (as defined under the Supplemental Indenture governing the Sealy Convertible Notes), and then becomes fixed thereafter. The Make-Whole Period effectively expires on April 12, 2013. Holders of Sealy Convertible Notes who convert on March 19, 2013 will receive approximately $2,325.43 per $1,000 Accreted Principal Amount of Sealy Convertible Notes being converted. The amount that a holder will receive upon conversion will decline slightly every day during the Make-Whole Period, and holders of Sealy Convertible Notes who convert after April 12, 2013 will receive only $2,200 per $1,000 Accreted Principal Amount of Sealy Convertible Notes being converted.

Copies of the Second Supplemental Indenture and Third Supplemental Indenture for the Sealy Convertible Notes are attached hereto as Exhibit 4.3 and 4.4, respectively, and are incorporated by reference in this Item 1.01.

Tempur-Pedic Credit Facility

On March 18, 2013, the Company and certain of its subsidiaries entered into a joinder to that certain Credit Agreement, dated as of December 12, 2012 (the “Credit Agreement”), among Tempur-Pedic and certain subsidiaries of Tempur-Pedic as borrowers and guarantors, and a syndicate of commercial banks and Bank of America, N.A., as administrative agent, Barclays Bank PLC, JPMorgan Chase Bank, N.A. and Wells Fargo Bank, N.A., as syndication agents, and Fifth Third Bank, as documentation agent. The description of Credit Agreement included in Tempur-Pedic’s Current Report on Form 8-K filed with the SEC on December 13, 2012 is incorporated herein by reference. A copy of the Credit Agreement is attached hereto as Exhibit 10.2 and is incorporated by reference in this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On or about March 11, 2013, Sealy Mattress called for redemption its 10.875% Senior Secured Notes due 2016. A copy of the Conditional Notice of Redemption to Holders of 10.875% Senior Secured Notes due 2016 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On or about March 18, 2013, Sealy Mattress called for redemption its 8.25% Senior Subordinated Notes due 2014. A copy of the Notice of Redemption to Holders of 8.25% Senior Subordinated Notes due 2014 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Form 8-K:

Exhibit No.	Description

4.1	Supplemental Indenture, dated as of March 18, 2013, among Tempur-Pedic International Inc., the additional Guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2	Indenture, dated as of December 19, 2012, among Tempur-Pedic International Inc., the Guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee (filed as Exhibit 4.1 to Tempur-Pedic’s Current Report on Form 8-K filed on December 19, 2012).

4.3	Second Supplemental Indenture, dated as of March 18, 2013, by and among Sealy Mattress Company, Sealy Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee, with respect to 8% Senior Secured Third Lien Convertible Notes due 2016.

4.4	Third Supplemental Indenture, dated as of March 18, 2013, by and among Sealy Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee, with respect to 8% Senior Secured Third Lien Convertible Notes due 2016.

10.1	Registration Rights Agreement, dated as of December 19, 2012, by and among Tempur-Pedic International Inc., the Guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several Initial Purchasers named therein(filed as Exhibit 4.2 to Tempur-Pedic’s Current Report on Form 8-K as filed on December 19, 2012).

10.2	Credit Agreement dated as of December 12, 2012 among Tempur-Pedic International Inc., Certain Subsidiaries of the Tempur-Pedic, the lenders party thereto, Bank of America, N.A., as Administrative Agent, Barclays Bank PLC, JPMorgan Chase Bank, N.A. and Wells Fargo Bank, N.A., as Syndication Agents and Fifth Third Bank, as Documentation Agent (filed as Exhibit 10.1 to Tempur-Pedic’s Current Report on Form 8-K as filed on December 12, 2012).

99.1	Conditional Notice of Redemption to Holders of 10.875% Senior Secured Notes due 2016.

99.2	Notice of Redemption to Holders of 8.25% Senior Subordinated Notes due 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEALY CORPORATION

Date: March 20, 2013

	By:	/s/ Michael Q. Murray
	Name:	Michael Q. Murray
	Title:	Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

4.1	Supplemental Indenture, dated as of March 18, 2013, among Tempur-Pedic International Inc., the additional Guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2	Indenture, dated as of December 19, 2012, among Tempur-Pedic International Inc., the Guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee (filed as Exhibit 4.1 to Tempur-Pedic’s Current Report on Form 8-K filed on December 19, 2012).

4.3	Second Supplemental Indenture, dated as of March 18, 2013, by and among Sealy Mattress Company, Sealy Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee, with respect to 8% Senior Secured Third Lien Convertible Notes due 2016.

4.4	Third Supplemental Indenture, dated as of March 18, 2013, by and among Sealy Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee, with respect to 8% Senior Secured Third Lien Convertible Notes due 2016.

10.1	Registration Rights Agreement, dated as of December 19, 2012, by and among Tempur-Pedic International Inc., the Guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several Initial Purchasers named therein (filed as Exhibit 4.2 to Tempur-Pedic’s Current Report on Form 8-K as filed on December 19, 2012).

10.2	Credit Agreement dated as of December 12, 2012 among Tempur-Pedic International Inc., Certain Subsidiaries of the Tempur-Pedic, the lenders party thereto, Bank of America, N.A., as Administrative Agent, Barclays Bank PLC, JPMorgan Chase Bank, N.A. and Wells Fargo Bank, N.A., as Syndication Agents and Fifth Third Bank, as Documentation Agent (filed as Exhibit 10.1 to Tempur-Pedic’s Current Report on Form 8-K as filed on December 12, 2012).

99.1	Conditional Notice of Redemption to Holders of 10.875% Senior Secured Notes due 2016.

99.2	Notice of Redemption to Holders of 8.25% Senior Subordinated Notes due 2014.